INDENIFICATION AGREEMENT
                            ------------------------



     AGREEMENT dated as of April 11, 2000, between NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (the "Corporation") and Jerome Birnbaum (the "Director").
WHEREAS, the Director is a member of the board of directors of the Corporation and an officer of the Corporation; and WHEREAS, proceedings based upon the Director's performance of his duties may be brought from time to time against or involving him; and WHEREAS, the Corporation recognizes that the threat of such proceedings might inhibit the Director in his performance of his duties and/or cause the Director to cease serving as a director of the Corporation; and WHEREAS, to reduce any such inhibition, the Corporation wishes to indemnify the Director against liabilities he may incur as a result of certain proceedings, as well as expenses he may incur in his defense in such proceedings; and WHEREAS, in certain proceedings involving claims relating to the Employee Retirement Income Security Act of 1974, as amended, Federal law may apply to limit the permissible scope of indemnification; and NOW, THEREFORE, the parties hereto, for valuable consideration, incident to the Director's service to, and to induce the continued service of the Director to the Corporation, agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------
     1.1     Proceeding.  "Proceeding"  shall  mean  any  pending, threatened or
             ----------
completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding.
1.2     Expenses.     "Expenses"  shall mean reasonable costs, disbursements and
        --------
counsel  fees.
1.3     Liabilities.  "Liabilities"  shall  mean  amounts  paid  or  incurred in
        -----------
satisfaction  or  settlements,  judgments,  fines  and  penalties.
1.4     Derivative  Suit.  "Derivative Suit" shall mean a Proceeding against the
        ----------------
Director brought by or in the right of the Corporation, which involves the Director by reason of his being or having been a director, officer or agent of the Corporation or a subsidiary thereof.
1.5     Breach  Of  The  Director's  Duty of Loyalty.  "Breach Of The Director's
        --------------------------------------------
Duty  Of  Loyalty"  shall  mean  an  act  or omission which that person knows or believes to be contrary to the best interests of the Corporation or its Shareholders in connection with a matter in which he has a material conflict of interest.
1.6     ERISA  Suit.  "ERISA  Suit" shall mean a proceeding against the Director
        -----------
brought by or on behalf of a participant(s) or beneficiary of any employee welfare or pension benefit plan by reason of his being or having been a Trustee or fiduciary of such plan, or by reason of his actions with respect to the plan which he has taken in his capacity as a Director.

                                   ARTICLE II
                                   ----------
                                 INDEMNIFICATION
                                 ---------------
     2.1     Personal Liability.  The Director shall not be personally liable to
             ------------------
the Corporation or its stockholders for damages for breach of any duty owed to the Corporation or its stockholders unless such breach of duty is based upon an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
2.2     Expenses.  Unless otherwise expressly prohibited by law, the Corporation
        --------
shall indemnify the Director against his Expenses and all Liabilities in connection with any Proceeding involving the Director, including a proceeding by or in the right of the Corporation, unless such breach of duty is based upon an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Director of an improper personal benefit.
2.3     Advancement  of  Expenses.  The  Corporation  shall advance or pay those
        -------------------------
Expenses incurred by the Director in a Proceeding as and when incurred, provided, however, that the Director shall, as a condition to receipt of such
           -------
advances, undertake to repay all amounts advanced if it shall finally be adjudicated that the breach of duty by the Director was based on an act or omission (a) in Breach Of The Director's Duty Of Loyalty to the Corporation or its stockholders; (b) not in good faith or involving a knowing violation of the law; or (c) resulting in receipt of an improper personal benefit.

                                   ARTICLE III
                                   -----------
                         INDEMNIFICATION FOR ERISA SUITS
                         -------------------------------
     3.1     Indemnification.  The  Corporation  shall,  to  the  extent
             ---------------
indemnification is not available to the Director under Article II of this Agreement, indemnify the Director against any and all Liabilities and Expenses which he may incur in connection with any ERISA Suit, if:
     (a)     he  acted  in  good  faith,  and
(b) in a manner which did not constitute a breach of fiduciary obligations as defined by the Employee Retirement Income Security Act, 29 U.S.C. 1101-1114.
     3.2     No  Presumption.  The  termination  of any proceeding in connection
             ---------------
with any ERISA Suit by judgment, order or settlement should not of itself create a presumption that the Director did not meet the applicable standards of conduct set forth in subparagraphs (a) and (b) above.
3.3     Determination.  Any  determination  concerning  whether the Director met
        -------------
the standards of conduct set forth in subparagraphs 3.1(a) and (b) above shall be made:
     (a) by the Board of Directors of the Corporation or a committee thereof acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or
(b) by the Shareholders, if provided by the Certificate of Incorporation, the by-laws of the Corporation, or a resolution of either the Board of Directors or the Shareholders of the Corporation; or
     (c) by independent legal counsel in a written opinion, if a quorum of the Board of Directors cannot be obtained, or if a quorum of the Board of Directors or a committee thereof by a majority vote of the disinterested directors so directs. Such counsel shall be designated by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                                  MISCELLANEOUS
                                  -------------
     4.1     Agreement  Effective  Despite  Service  Prior to Effective Date and
             -------------------------------------------------------------------
After Termination of Director.  This Agreement shall be effective without regard
   --------------------------
to the service of the Director as a Director of the Corporation prior to the date hereof and this Agreement shall remain effective notwithstanding the removal, resignation, death or other termination of the Director from any position with the Corporation.
4.2     Binding  Effect  Upon  Successors  of Corporation.  This Agreement shall
        -------------------------------------------------
bind  the  Corporation,  its  successors  and  assigns.
4.3     Insurance.  The  Corporation,  at  its sole discretion, may purchase and
        ---------
maintain  insurance  on  behalf  of  the  Director.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                         NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


______________________               By:__________________________________
Samuel  Eichenbaum                      David  Freedman
Assistant  Secretary                    Chairman


                                        __________________________________
                                        Jerome  Birnbaum

                           INDEMNIFICATION  AGREEMENT
                           --------------------------



     AGREEMENT dated as of February 22, 2000, between NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (the "Corporation") and LEE EPPSTEIN (the "Officer").
WHEREAS, the Officer is an officer of the Corporation holding the position of Vice President - Technology; and
WHEREAS, proceedings based upon the Officer's performance of his duties as a officer of the Corporation or on the governing board of another business entity or both may be brought from time to time against or involving him; and WHEREAS, the Corporation recognizes that the threat of such proceedings might inhibit the Officer in his performance of his duties, cause the Officer to cease serving as an officer of the Corporation and/or make him unwilling to serve on the governing board of another business entity as requested by the Corporation; and
WHEREAS, to reduce any such inhibition, the Corporation wishes to indemnify the Officer against liabilities he may incur as a result of certain proceedings, as well as expenses he may incur in his defense in such proceedings; and WHEREAS, in certain proceedings involving claims relating to the Employee Retirement Income Security Act of 1974, as amended, Federal law may apply to limit the permissible scope of indemnification; and NOW, THEREFORE, the parties hereto, for valuable consideration, incident to the Officer's service to, and to induce the continued service of the Officer to the Corporation and on the governing boards of such other business entities as the Corporation may direct, agree as follows:

                                     ARTICLE  I
                                     ----------
                                    DEFINITIONS
                                    -----------
     1.1     Proceeding.  "Proceeding"  shall  mean  any  pending, threatened or
             ----------
completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding.
1.2     Expenses.     "Expenses"  shall mean reasonable costs, disbursements and
        --------
counsel  fees.
1.3     Liabilities.  "Liabilities"  shall  mean  amounts  paid  or  incurred in
        -----------
satisfaction  or  settlements,  judgments,  fines  and  penalties.
1.4     Derivative  Suit.  "Derivative Suit" shall mean a Proceeding against the
        ----------------
Officer brought by or in the right of the Corporation and/or an Affiliate (hereinafter defined), which involves the Officer by reason of his being or having been a director, officer or agent of the Corporation, an Affiliate or a subsidiary thereof.
1.5     Breach  Of The Officer's Duty of Loyalty.  "Breach Of The Officer's Duty
        ----------------------------------------
Of Loyalty" shall mean an act or omission which that person knows or believes to be contrary to the best interests of the Corporation and/or an Affiliate or its Shareholders in connection with a matter in which he has a material conflict of interest.
1.6     ERISA  Suit.  "ERISA  Suit"  shall mean a proceeding against the Officer
        -----------
brought by or on behalf of a participant(s) or beneficiary of any employee welfare or pension benefit plan by reason of his being or having been a Trustee or fiduciary of such plan, or by reason of his actions with respect to the plan which he has taken in his capacity as a Officer.

     1.7     Affiliate.  "Affiliate"  shall  mean a business or corporate entity
             ---------
in which the Corporation owns or holds debt or equity securities or otherwise has an economic interest and on whose governing board the Corporation has requested that the Officer serve.

                                   ARTICLE II
                                   ----------
                                INDEMNIFICATION
                                ---------------
     2.1     Personal  Liability.  The Officer shall not be personally liable to
             -------------------
the Corporation, an Affiliate or its stockholders for damages for breach of any duty owed to the Corporation, an Affiliate or its stockholders unless such breach of duty is based upon an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Officer of an improper personal benefit.
2.2     Expenses.  Unless otherwise expressly prohibited by law, the Corporation
        --------
shall (to the extent (i) not indemnified by an Affiliate or (ii) such indemnification is not funded or (iii) not covered by directors and officers liability insurance obtained by an Affiliate) indemnify the Officer against his Expenses and all Liabilities in connection with any Proceeding involving the Officer, including a proceeding by or in the right of the Corporation and/or an Affiliate, unless such breach of duty is based upon an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of law; or
(c)  resulting  in  receipt  by  the  Officer  of  an improper personal benefit.

     2.3     Advancement  of Expenses.  The Corporation shall (to the extent (i)
             ------------------------
an Affiliate does not advance or (ii) funds are not advanced under directors and officers liability insurance obtained by an Affiliate) advance or pay those Expenses incurred by the Officer in a Proceeding as and when incurred, provided, however, that the Officer shall, as a condition to receipt of such advances, undertake to repay all amounts advanced if it shall finally be adjudicated that the breach of duty by the Officer was based on an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of the law; or (c) resulting in receipt of an improper personal benefit.

                             ARTICLE  III
                             ------------
                  INDEMNIFICATION  FOR  ERISA  SUITS
                   ----------------------------------
     3.1     Indemnification.  The  Corporation  shall,  to  the  extent
             ---------------
indemnification is not available to the Officer under Article II of this Agreement (including indemnification by an Affiliate), and to the extent coverage is not available under fiduciary liability insurance obtained by the Corporation or an Affiliate, indemnify the Officer against any and all Liabilities and Expenses which he may incur in connection with any ERISA Suit, if:
     (a)     he  acted  in  good  faith,  and
(b) in a manner which did not constitute a breach of fiduciary obligations as defined by the Employee Retirement Income Security Act, 29 U.S.C. 1101-1114.
     3.2     No  Presumption.  The  termination  of any proceeding in connection
             ---------------
with any ERISA Suit by judgment, order or settlement should not of itself create a presumption that the Officer did not meet the applicable standards of conduct set forth in subparagraphs (a) and (b) above.
3.3     Determination.  Any determination concerning whether the Officer met the
        -------------
standards of conduct set forth in subparagraphs 3.1(a) and (b) above shall be made:

     (a) by the Board of Directors of the Corporation or a committee thereof acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or
(b) by the Shareholders, if provided by the Certificate of Incorporation, the by-laws of the Corporation, or a resolution of either the Board of Directors or the Shareholders of the Corporation; or
(c) by independent legal counsel in a written opinion, if a quorum of the Board of Officers cannot be obtained, or if a quorum of the Board of Directors or a committee thereof by a majority vote of the disinterested directors so directs. Such counsel shall be designated by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                              ASSERTION  OF  CLAIMS
                               ---------------------
     4.1     Claims.  An  Officer  serving  at the request of the Corporation on
             ------
the board of directors of an Affiliate shall make reasonable and timely efforts to obtain indemnification from the Affiliate and to invoke the coverage of any applicable insurance obtained by the Affiliate.
4.2     Subrogation.  To  the  extent  indemnification  from  an  Affiliate  or
        -----------
insurance coverage was available for the Officer serving at the request of the Corporation on the board of directors of an Affiliate and the Corporation expended funds on behalf of the Officer, the Corporation shall be subrogated to the rights of the Officers to such indemnification and/or insurance. The Officer shall cooperate as reasonably required by the Corporation in connection with the Corporation's rights under this section.

                               ARTICLE  V
                               ----------
                             MISCELLANEOUS
                             -------------
     5.1     Agreement  Effective  Despite  Service  Prior to Effective Date and
             -------------------------------------------------------------------
After  Termination of Officer.  This Agreement shall be effective without regard
   --------------------------
to  the  service  of  the  Officer  as  an  Officer of the Corporation and/or an
Affiliate prior to the date hereof and this Agreement shall remain effective notwithstanding the removal, resignation, death or other termination of the Officer from any position with the Corporation.
     5.2     Binding  Effect  Upon  Successors  of  Corporation.  This Agreement
             --------------------------------------------------
shall  bind  the  Corporation,  its  successors  and  assigns.
5.3     Insurance.  The  Corporation,  at  its sole discretion, may purchase and
        ---------
maintain  insurance  on  behalf  of  the  Officer.
     5.4     Scope.  The  scope  of  this  Agreement  and  the  indemnification
             -----
provided hereunder shall not exceed that provided to the Officer under any other agreements.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                              NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.



______________________               By:______________________________
Samuel  Eichenbaum                       David  Freedman
Assistant  Secretary                     Chairman



                                     By:______________________________
                                         Lee  Eppstein
                                         Vice  President  -  Technology

                        INDEMNIFICATION  AGREEMENT
                        --------------------------



     AGREEMENT dated as of January 1, 1990, between NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (the "Corporation") and CAROL FREEDMAN (the "Officer").
WHEREAS, the Officer is an officer of the Corporation holding the position of Assistant Treasurer; and
WHEREAS, proceedings based upon the Officer's performance of his duties as a officer of the Corporation or on the governing board of another business entity or both may be brought from time to time against or involving him; and WHEREAS, the Corporation recognizes that the threat of such proceedings might inhibit the Officer in his performance of his duties, cause the Officer to cease serving as an officer of the Corporation and/or make him unwilling to serve on the governing board of another business entity as requested by the Corporation; and
WHEREAS, to reduce any such inhibition, the Corporation wishes to indemnify the Officer against liabilities he may incur as a result of certain proceedings, as well as expenses he may incur in his defense in such proceedings; and WHEREAS, in certain proceedings involving claims relating to the Employee Retirement Income Security Act of 1974, as amended, Federal law may apply to limit the permissible scope of indemnification; and NOW, THEREFORE, the parties hereto, for valuable consideration, incident to the Officer's service to, and to induce the continued service of the Officer to the Corporation and on the governing boards of such other business entities as the Corporation may direct, agree as follows:

                                ARTICLE  I
                                ----------
                               DEFINITIONS
                               -----------
     1.1     Proceeding.  "Proceeding"  shall  mean  any  pending, threatened or
             ----------
completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding.
1.2     Expenses.     "Expenses"  shall mean reasonable costs, disbursements and
        --------
counsel  fees.
1.3     Liabilities.  "Liabilities"  shall  mean  amounts  paid  or  incurred in
        -----------
satisfaction  or  settlements,  judgments,  fines  and  penalties.
1.4     Derivative  Suit.  "Derivative Suit" shall mean a Proceeding against the
        ----------------
Officer brought by or in the right of the Corporation and/or an Affiliate (hereinafter defined), which involves the Officer by reason of his being or having been a director, officer or agent of the Corporation, an Affiliate or a subsidiary thereof.
1.5     Breach  Of The Officer's Duty of Loyalty.  "Breach Of The Officer's Duty
        ----------------------------------------
Of Loyalty" shall mean an act or omission which that person knows or believes to be contrary to the best interests of the Corporation and/or an Affiliate or its Shareholders in connection with a matter in which he has a material conflict of interest.
1.6     ERISA  Suit.  "ERISA  Suit"  shall mean a proceeding against the Officer
        -----------
brought by or on behalf of a participant(s) or beneficiary of any employee welfare or pension benefit plan by reason of his being or having been a Trustee or fiduciary of such plan, or by reason of his actions with respect to the plan which he has taken in his capacity as a Officer.

     1.7     Affiliate.  "Affiliate"  shall  mean a business or corporate entity
             ---------
in which the Corporation owns or holds debt or equity securities or otherwise has an economic interest and on whose governing board the Corporation has requested that the Officer serve.

                                   ARTICLE II
                                   ----------
                                INDEMNIFICATION
                                ---------------
     2.1     Personal  Liability.  The Officer shall not be personally liable to
             -------------------
the Corporation, an Affiliate or its stockholders for damages for breach of any duty owed to the Corporation, an Affiliate or its stockholders unless such breach of duty is based upon an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of law; or (c) resulting in receipt by the Officer of an improper personal benefit.
2.2     Expenses.  Unless otherwise expressly prohibited by law, the Corporation
        --------
shall (to the extent (i) not indemnified by an Affiliate or (ii) such indemnification is not funded or (iii) not covered by directors and officers liability insurance obtained by an Affiliate) indemnify the Officer against his Expenses and all Liabilities in connection with any Proceeding involving the Officer, including a proceeding by or in the right of the Corporation and/or an Affiliate, unless such breach of duty is based upon an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of law; or
(c)  resulting  in  receipt  by  the  Officer  of  an improper personal benefit.

     2.3     Advancement  of Expenses.  The Corporation shall (to the extent (i)
             ------------------------
an Affiliate does not advance or (ii) funds are not advanced under directors and officers liability insurance obtained by an Affiliate) advance or pay those Expenses incurred by the Officer in a Proceeding as and when incurred, provided,
                                                                       --------
however,  that  the  Officer  shall, as a condition to receipt of such advances,
-------
undertake  to repay all amounts advanced if it shall finally be adjudicated that
---
the breach of duty by the Officer was based on an act or omission (a) in Breach Of The Officer's Duty Of Loyalty to the Corporation, an Affiliate or its stockholders; (b) not in good faith or involving a knowing violation of the law; or (c) resulting in receipt of an improper personal benefit.

                           ARTICLE  III
                           ------------
                INDEMNIFICATION  FOR  ERISA  SUITS
                ----------------------------------
     3.1     Indemnification.  The  Corporation  shall,  to  the  extent
             ---------------
indemnification is not available to the Officer under Article II of this Agreement (including indemnification by an Affiliate), and to the extent coverage is not available under fiduciary liability insurance obtained by the Corporation or an Affiliate, indemnify the Officer against any and all Liabilities and Expenses which he may incur in connection with any ERISA Suit, if:
     (a)     he  acted  in  good  faith,  and
(b) in a manner which did not constitute a breach of fiduciary obligations as defined by the Employee Retirement Income Security Act, 29 U.S.C. 1101-1114.
     3.2     No  Presumption.  The  termination  of any proceeding in connection
             ---------------
with any ERISA Suit by judgment, order or settlement should not of itself create a presumption that the Officer did not meet the applicable standards of conduct set forth in subparagraphs (a) and (b) above.
3.3     Determination.  Any determination concerning whether the Officer met the
        -------------
standards of conduct set forth in subparagraphs 3.1(a) and (b) above shall be made:

     (a) by the Board of Directors of the Corporation or a committee thereof acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or
(b) by the Shareholders, if provided by the Certificate of Incorporation, the by-laws of the Corporation, or a resolution of either the Board of Directors or the Shareholders of the Corporation; or
(c) by independent legal counsel in a written opinion, if a quorum of the Board of Officers cannot be obtained, or if a quorum of the Board of Directors or a committee thereof by a majority vote of the disinterested directors so directs. Such counsel shall be designated by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                             ASSERTION  OF  CLAIMS
                             ---------------------
     4.1     Claims.  An  Officer  serving  at the request of the Corporation on
             ------
the board of directors of an Affiliate shall make reasonable and timely efforts to obtain indemnification from the Affiliate and to invoke the coverage of any applicable insurance obtained by the Affiliate.
4.2     Subrogation.  To  the  extent  indemnification  from  an  Affiliate  or
        -----------
insurance coverage was available for the Officer serving at the request of the Corporation on the board of directors of an Affiliate and the Corporation expended funds on behalf of the Officer, the Corporation shall be subrogated to the rights of the Officers to such indemnification and/or insurance. The Officer shall cooperate as reasonably required by the Corporation in connection with the Corporation's rights under this section.

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                                 ARTICLE  V
                                 ----------
                               MISCELLANEOUS
                               -------------
     5.1     Agreement  Effective  Despite  Service  Prior to Effective Date and
             -------------------------------------------------------------------
After  Termination of Officer.  This Agreement shall be effective without regard
   --------------------------
to  the  service  of  the  Officer  as  an  Officer of the Corporation and/or an
Affiliate prior to the date hereof and this Agreement shall remain effective notwithstanding the removal, resignation, death or other termination of the Officer from any position with the Corporation.
     5.2     Binding  Effect  Upon  Successors  of  Corporation.  This Agreement
             --------------------------------------------------
shall  bind  the  Corporation,  its  successors  and  assigns.
5.3     Insurance.  The  Corporation,  at  its sole discretion, may purchase and
        ---------
maintain  insurance  on  behalf  of  the  Officer.
     5.4     Scope.  The  scope  of  this  Agreement  and  the  indemnification
             -----
provided hereunder shall not exceed that provided to the Officer under any other agreements.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                              NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


______________________               By:______________________________
Samuel  Eichenbaum                      David  Freedman
Assistant  Secretary                    Chairman




                                     By:______________________________
                                        Carol  Freedman
                                        Assistant  Treasurer

                                       17
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